VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT (unaudited)

DECEMBER 31, 2021

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

No independent auditor has expressed an opinion or any other form of assurance with respect to any information contained in this annual report.

The investment results presented in this report are historical and are no indication of future performance.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

Investments in:	Cost	Number of Shares	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Fund	$2,387,676	2,387,676	$1.00	$2,387,676	$-	$(40,041)	$2,347,635
Core Bond Fund	1,215,609	151,498	7.80	1,181,682	-	(8,429)	1,173,253
Discovery Mid Cap Growth Fund	8,633,782	108,573	114.63	12,445,780	-	(78,975)	12,366,805
Capital Appreciation Fund	14,474,366	265,181	81.86	21,707,680	-	(220,996)	21,486,684
Conservative Balanced Fund	13,515,944	895,938	18.54	16,610,697	-	(126,979)	16,483,718
Global Strategic Income Fund	531,991	103,672	4.45	461,342	-	(8,465)	452,877

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2021

		Government Money Fund Division		Core Bond Fund Division		Discovery Mid Cap Growth Fund Division		Capital Appreciation Fund Division		Conservative Balanced Fund Division		Global Strategic Income Fund Division
Investment Income:
Dividends	$	179	$	25,417	$	-	$	-	$	246,509	$	22,547
Expenses:
Risk Charges and Administrative Expenses		(15,939)		(7,433)		(81,134)		(130,726)		(103,156)		(2,905)
Transaction Charges		-		-		-		-		-		-

Net Investment Income (Loss)		(15,760)		17,984		(81,134)		(130,726)		143,353		19,642

Gains and (Losses) on Investments:
Net Realized Gains (Losses)		-		(5,693)		1,387,441		961,485		275,762		(9,241)
Net Unrealized Gains (Losses)		-		(85,508)		(428,659)		2,103,055		301,172		(30,677)
Capital Gain Distributions		-		45,231		1,274,726		1,110,299		842,813		-

Net Gains and (Losses)		--		(45,970)		2,233,508		4,174,839		1,419,747		(39,918)

Net Increase (Decrease) in Net Assets
Resulting from Operations		(15,760)		(27,986)		2,152,374		4,044,113		1,563,100		(20,276)

Transfers of Net Premiums		-		-		-		-		-		-
Transfers of Policy Loading, Net		-		-		-		-		-		-
Transfers Due to Deaths		(144,936)		(19,272)		(173,759)		(1,142,996)		(470,380)		(31,422)
Transfers Due to Other Terminations		(123,213)		(14)		(1,770,184)		(27,681)		(150,371)		162
Transfers Due to Policy Loans		57,662		87		(27,685)		5,448		82,194		5,689
Transfers of Cost of Insurance		(94,737)		(26,697)		(266,518)		(438,717)		(331,296)		(19,868)
Transfers of Net Loan Cost		(12,117)		(1,637)		(21,313)		(36,006)		(25,106)		(2,539)
Transfers Among Investment Divisions		172,767		(3,002)		19,477		(15,510)		(178,294)		4,562

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions		(144,574)		(50,535)		(2,239,982)		(1,655,462)		(1,073,253)		(43,416)

Total Increase (Decrease) in Net Assets		(160,334)		(78,521)		(87,608)		2,388,651		489,847		(63,692)
Net Assets - Beginning of Year		2,507,969		1,251,774		12,454,413		19,098,033		15,993,871		516,569

Net Assets - End of Year	$	2,347,635	$	1,173,253	$	12,366,805	$	21,486,684	$	16,483,718	$	452,877

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

MONARCH LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2020

		Government Money Fund Division		Total Return Bond Fund Division		Discovery Mid Cap Growth Fund Division		Capital Appreciation Fund Division		Conservative Balanced Fund Division		Global Strategic Income Fund Division
Investment Income:
Dividends	$	5,843	$	38,781	$	3,724	$	--	$	314,154	$	29,733
Expenses:
Risk Charges and Administrative Expenses		(17,492)		(7,853)		(62,380)		(103,802)		(96,778)		(3,105)

Net Investment Income (Loss)		(11,649)		30,928		(58,656)		(103,802)		217,376		26,628

Gains and (Losses) on Investments:
Net Realized Gains (Losses)		--		(11,147)		598,247		868,525		252,010		(16,742)
Net Unrealized Gains (Losses)		--		93,630		2,233,213		1,981,587		1,252,524		(849)
Capital Gain Distributions		--		--		776,437		2,461,839		349,080		--

Net Gains and (Losses)		--		82,483		3,607,897		5,311,951		1,853,614		(17,591)

Net Increase (Decrease) in Net Assets
Resulting from Operations		(11,649)		113,411		3,549,241		5,208,149		2,070,990		9,037

Transfers of Net Premiums		--		--		--		--		--		--
Transfers of Policy Loading, Net		--		--		--		--		--		--
Transfers Due to Deaths		(12,514)		(146,255)		(612,326)		(734,069)		(680,719)		(29,443)
Transfers Due to Other Terminations		(269,529)		(6,584)		(103,996)		(239,330)		(220,866)		(4,546)
Transfers Due to Policy Loans		69,798		7,643		416,391		(27,509)		86,362		8,445
Transfers of Cost of Insurance		(94,593)		(29,371)		(215,235)		(368,116)		(329,196)		(23,164)
Transfers of Net Loan Cost		(13,111)		(1,645)		(23,355)		(34,763)		(31,094)		(2,706)
Transfers Among Investment Divisions		119,450		62,910		(1,833)		(8,175)		(164,171)		(8,181)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions		(200,499)		(113,302)		(540,354)		(1,411,962)		(1,339,684)		(59,595)

Total Increase (Decrease) in Net Assets		(212,147)		109		3,008,887		3,796,187		731,306		(50,558)
Net Assets - Beginning of Year		2,720,116		1,251,665		9,445,526		15,301,845		15,262,566		567,128

Net Assets - End of Year	$	2,507,969	$	1,251,774	$	12,454,413	$	19,098,032	$	15,993,872	$	516,570

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 1-ORGANIZATION

Variable Account B of Monarch Life Insurance Company (the Account) is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (1940 Act). Each of the six investment divisions of the Account are invested solely in the shares of six corresponding separate funds of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Funds), an open-end series management investment company registered under the 1940 Act. The Funds’ investment advisor is Invesco Advisers, Inc.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life makes certain deductions from premiums before such amounts are transferred to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) sales load, and (4) state premium taxes. For certain policies, the sum of deductions (3) and (4) is initially included in the investment base of a policyowner in the Account. This allocated policy loading is subtracted from that policyowner’s investment base in installments during subsequent policy years.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Monarch Life, as well as other life insurance companies, perform annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of their reserves.

In February 2021 the Society of Actuaries (SOA) released an “Analysis of Claim Termination Experience from 2006 to 2014” which was revised in August 2021 (the Analysis). Monarch Life’s Appointed Actuary, Willis Towers Watson (WTW), advised that implementation of the Analysis as part of Monarch Life’s cash flow testing may require significant reserve strengthening in the range of $20 - 25 million based on estimates using prior year-end data assumptions.

Monarch Life informed WTW that given the recent publication of the Analysis and Monarch Life’s desire to more fully evaluate its impact, that WTW consider using the methodologies used in prior years, rather than implement data from the Analysis. WTW informed Monarch Life that they had determined that the Analysis would need to be implemented for year-end 2021 cash flow testing. WTW provided a brief overview of the Analysis and its implementation for Monarch Life which indicated reserve strengthening of $25 million would be required. The amount of strengthening is extremely large relative to Monarch Life’s current net disability income claim reserve of $140.4 million - the increase would approximate 17.8%.

Monarch Life has received an “adverse” statement of actuarial opinion from WTW for December 31, 2021. Monarch Life has not made any reserve strengthening adjustments relative to the Analysis in their 2021 Annual Statement.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 1-ORGANIZATION (continued)

Monarch Life has informed the Massachusetts Division of Insurance (DOI) of this actuarial opinion.

The Massachusetts Commissioner of Insurance, as Rehabilitator of Monarch Life, has engaged Milliman, Inc., to conduct a review of Monarch Life’s individual disability income business with a focus on the new experience study released by the SOA in 2021. Monarch Life is not disputing the results of the WTW review, but given the importance of the matter, Monarch Life management and the Rehabilitator have determined that a second review is appropriate before making such a significant reserve adjustment.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements. Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS: The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds, and are recorded as income by the Account on the ex-dividend date.

FEDERAL INCOME TAXES: For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

FAIR VALUE MEASUREMENT: At December 31, 2021, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2021 are shown below:

	Purchases	Sales
Government Money Fund	$1,974,511	$2,122,209
Core Bond Fund	70,707	62,335
Discovery Mid Cap Growth Fund	1,292,002	2,342,483
Capital Appreciation Fund	1,172,658	1,748,619
Conservative Balanced Fund	1,155,758	1,227,832
Global Strategic Income Fund	28,110	50,519

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks related to the operations of the Account and deducts a daily charge from the assets of the Account to cover these risks. The daily charge varies by policy form and is currently equal to a rate of .50% to .75% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2021 and 2020 are shown below:

	2021			2020
	Issued	Redeemed	Net Decrease	Issued	Redeemed	Net Decrease
Government Money Fund Division	76,751	(81,966)	(5,215)	126,576	(136,684)	(10,108)
Total Return Bond Fund Division	2	(1,015)	(1,013)	1,297	(3,511)	(2,214)
Discovery Mid Cap Growth Fund Division	70	(7,871)	(7,801)	3,054	(6,948)	(3,894)
Capital Appreciation Fund Division	165	(4,399)	(4,234)	1,293	(7,181)	(5,888)
Conservative Balanced Fund Division	779	(12,283)	(11,504)	1,282	(20,278)	(18,996)
Global Strategic Income Fund Division	482	(4,068)	(3,586)	721	(6,693)	(5,972)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Monarch Life may charge certain policies a quarterly administrative fee of $12.50. Additionally, Monarch Life may charge an excess reallocation fee of $25.00 for those policyowner’s who reallocate investment base more than five times a year. These fees (if applicable) would be deducted from a policyowner’s investment base.

Policies that have outstanding policyowner loans are charged an annual net loan cost, which ranges by policy form from .60% to 2.00%. A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 7-POLICYOWNERS INVESTMENT BASE

Policyowners’ investment base for 2021, 2020, 2019, 2018, and 2017 consists of the following:

	At December 31,					For the year ended December 31,
2021	Units	Separate Account Index Lowest to Highest			Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base** Lowest to Highest			Total Return*** Lowest to Highest
Government Money Fund Division	93,599	$ 24.36	to	$ 26.73	$ 2,387,677	0.01%	.50%	to	.75%	(0.52%)	to	(0.28%)
Core Bond Fund Division	22,009	51.05	to	56.01	1,181,678	2.09%	.50%	to	.75%	8.89%	to	9.16%
Discovery Mid Cap Gr Fund Division	40,800	292.09	to	319.36	12,445,777	0.00%	.50%	to	.75%	39.64%	to	39.99%
Capital Appreciation Fund Division	54,536	382.11	to	419.24	21,707,675	0.00%	.50%	to	.75%	35.57%	to	35.91%
Conservative Balanced Fund Division	175,574	90.67	to	99.01	16,610,694	1.49%	.50%	to	.75%	14.00%	to	14.28%
Global Strategic Income Fund Division	39,837	11.43	to	11.69	461,342	4.67%	.50%	to	.75%	2.63%	to	2.89%

2020
Government Money Fund Division	98,814	$ 24.55	to	$ 26.86	$ 2,535,374	0.21%	.50%	to	.75%	(0.52%)	to	(0.28%)
Total Return Bond Fund Division	23,022	52.30	to	57.23	1,264,507	3.02%	.50%	to	.75%	8.89%	to	9.16%
Discovery Mid Cap Gr Fund Division	48,601	247.09	to	269.49	12,537,477	0.04%	.50%	to	.75%	39.64%	to	39.99%
Capital Appreciation Fund Division	58,770	314.09	to	343.75	19,219,097	0.00%	.50%	to	.75%	35.57%	to	35.91%
Conservative Balanced Fund Division	187,078	82.57	to	89.95	16,105,835	2.03%	.50%	to	.75%	14.00%	to	14.28%
Global Strategic Income Fund Division	43,423	11.92	to	12.17	523,669	5.79%	.50%	to	.75%	2.63%	to	2.89%

2019
Government Money Fund Division	108,922	$ 24.67	to	$ 26.94	$ 2,790,012	1.69%	.50%	to	.75%	0.95%	to	1.20%
Total Return Bond Fund Division	25,236	48.03	to	52.43	1,270,586	3.34%	.50%	to	.75%	8.71%	to	8.98%
Discovery Mid Cap Gr Fund Division	52,495	176.94	to	192.51	9,680,965	0.00%	.50%	to	.75%	38.33%	to	38.67%
Capital Appreciation Fund Division	64,658	231.68	to	252.93	15,566,726	0.06%	.50%	to	.75%	35.18%	to	35.52%
Conservative Balanced Fund Division	206,074	72.43	to	78.70	15,542,739	2.24%	.50%	to	.75%	16.64%	to	16.93%
Global Strategic Income Fund Division	49,395	11.61	to	11.82	579,604	3.67%	.50%	to	.75%	9.98%	to	10.25%

2018
Government Money Fund Division	97,766	$ 24.44	to	$ 26.62	$ 2,483,648	1.31%	.50%	to	.75%	0.60%	to	0.85%
Total Return Bond Fund Division	26,569	44.18	to	48.11	1,228,328	3.29%	.50%	to	.75%	(1.76%)	to	(1.52%)
Discovery Mid Cap Gr Fund Division	58,803	127.92	to	138.82	7,827,195	0.00%	.50%	to	.75%	(6.79%)	to	(6.55%)
Capital Appreciation Fund Division	71,019	171.38	to	186.64	12,642,835	0.32%	.50%	to	.75%	(6.43%)	to	(6.20%)
Conservative Balanced Fund Division	225,150	62.10	to	67.31	14,537,286	1.98%	.50%	to	.75%	(6.03%)	to	(5.80%)
Global Strategic Income Fund Division	56,032	10.56	to	10.72	596,953	4.96%	.50%	to	.75%	(5.11%)	to	(4.88%)
2019 Division	--	24.27	to	25.50	--	--	.84%	to	1.09%	0.62%	to	0.88%

2017
Government Money Fund Division	130,586	$ 24.30	to	$ 26.39	$ 3,281,812	0.38%	.50%	to	.75%	(0.36%)	to	(0.11%)
Total Return Bond Fund Division	29,094	44.97	to	48.85	1,364,980	2.44%	.50%	to	.75%	3.81%	to	4.07%
Discovery Mid Cap Gr Fund Division	62,486	137.23	to	148.56	8,907,621	0.03%	.50%	to	.75%	27.84%	to	28.15%
Capital Appreciation Fund Division	74,734	183.17	to	198.98	14,206,634	0.24%	.50%	to	.75%	25.89%	to	26.20%
Conservative Balanced Fund Division	238,892	66.08	to	71.45	16,396,874	1.97%	.50%	to	.75%	8.44%	to	8.71%
Global Strategic Income Fund Division	61,358	11.13	to	11.27	687,984	2.29%	.50%	to	.75%	5.48%	to	5.75%
2019 Division	96	24.11	to	25.28	2,321	--	.84%	to	1.09%	(0.55%)	to	(0.30%)

2016
Government Money Fund Division	128,655	$ 24.38	to	$ 26.42	$ 3,259,517	0.01%	.50%	to	.75%	(0.73%)	to	(0.49%)
Core Bond Fund Division	34,346	43.32	to	46.94	1,552,803	3.64%	.50%	to	.75%	2.50%	to	2.76%
Discovery Mid Cap Gr Fund Division	75,380	107.35	to	115.92	8,357,914	0.00%	.50%	to	.75%	1.57%	to	1.83%
Capital Appreciation Fund Division	86,062	145.50	to	157.66	12,998,941	0.41%	.50%	to	.75%	(2.93%)	to	(2.69%)
Conservative Balanced Fund Division	265,604	60.94	to	65.72	16,774,448	2.35%	.50%	to	.75%	4.48%	to	4.74%
Global Strategic Income Fund Division	79,864	10.55	to	10.66	847,720	4.99%	.50%	to	.75%	5.74%	to	6.00%
2019 Division	143	24.25	to	25.35	3,476	--	.84%	to	1.09%	0.04%	to	0.29%

VARIABLE ACCOUNT B

OF MONARCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (unaudited)

DECEMBER 31, 2021

NOTE 7-POLICYOWNERS INVESTMENT BASE (continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account. BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2021 which require recognition or disclosure in the financial statements.

51260 05/22